SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): MAY 1, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


BRITISH VIRGIN ISLANDS                1-11226                   98-0372112
  (State or other                (Commission File             (IRS Employer
   jurisdiction of                    Number)             Identification Number)
   incorporation)

            9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD,
                       CHEUNG SHA WAN, KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 1, 2006, Tommy Hilfiger U.S.A., Inc. ("TH USA"), a wholly-owned subsidiary of Tommy Hilfiger Corporation (the "Company") entered into a Supplemental Indenture (the "Supplemental Indenture"), dated as of May 1, 2006, with respect to the Indenture (the "Indenture"), dated as of May 1, 1998, among TH USA (as issuer), the Company (as guarantor) and Wilmington Trust Company (as successor to The Chase Manhattan Bank as Trustee). The Supplemental Indenture was entered into in connection with TH USA's previously announced tender offer and consent solicitation (the "Offer") with respect to its outstanding 6.85% Notes due 2008 (the "Notes"), which were commenced on April 7, 2006.

         The Supplemental Indenture amends the Indenture solely with respect to the Notes to, among other things (i) eliminate certain restrictive covenants contained in the Indenture (relating to maintenance of properties, payment of taxes and other claims, limitation upon liens, limitation upon sale and leaseback transactions, restriction on indebtedness of restricted subsidiaries, defeasance of certain obligations and statements by officers as to default),
(ii) eliminate certain events of default, (iii) modify covenants regarding reports by guarantor, and (iv) modify covenants regarding mergers. The amendments to the Indenture became effective on May 1, 2006, as a general matter; however, the modifications and eliminations effected by the Supplemental Indenture will not become operative until the Notes are accepted for payment. The Supplemental Indenture does not amend or modify any provision of the Indenture as it relates to the 9% Senior Bonds due 2031 that were issued under the Indenture.

         The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached as Exhibits 4.1 hereto and are incorporated by reference herein.

ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         See description under Item 1.01, Entry into a Material Definitive Agreement, above regarding the execution on May 1, 2006 of the Supplemental Indenture relating to the Notes.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                              DESCRIPTION
4.1 Supplemental Indenture, dated as of May 1, 2006, with respect to the Indenture, dated as of May 1, 1998, among Tommy Hilfiger U.S.A., Inc., Tommy Hilfiger Corporation and Wilmington Trust Company

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          TOMMY HILFIGER CORPORATION


                                          By: /s/ Joseph Scirocco
                                             -----------------------------------
                                             Name:  Joseph Scirocco
                                             Title: Chief Financial Officer,
                                                    Executive Vice President and
                                                    Treasurer


Date:  May 3, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER                           DESCRIPTION

4.1 Supplemental Indenture, dated as of May 1, 2006, with respect to the Indenture, dated as of May 1, 1998, among Tommy Hilfiger U.S.A., Inc., Tommy Hilfiger Corporation and Wilmington Trust Company